                       EIGHTH AMENDMENT TO LOAN AGREEMENT
                               AND LOAN DOCUMENTS


         This Eighth Amendment to Loan Agreement and Loan Documents (the "Agreement") is among LANCER CORPORATION, A TEXAS CORPORATION (the "Borrower"), LANCER INTERNATIONAL SALES, INC., A TEXAS CORPORATION ("Lancer International"), LANCER LIMITED ("Lancer Limited") and FIRST INTERSTATE BANK OF TEXAS, N.A. (the "Lender").


                                R E C I T A L S


         WHEREAS, the Borrower and the Lender entered into a Loan Agreement dated July 24, 1991 (the "Original Loan Agreement"), the terms and provisions of which Original Loan Agreement are incorporated in this Agreement by this reference for all purposes;

         WHEREAS, the Borrower and the Lender amended the Original Loan Agreement in an Amendment to Loan Agreement and Loan Documents (the "First Amendment") dated effective May 15, 1992, in a Second Amendment to Loan Agreement and Loan Documents dated effective May 15, 1993 (the "Second Amendment"), in a Third Amendment to Loan Agreement and Loan Documents dated effective April 8, 1994 (the "Third Amendment"), in a Fourth Amendment to Loan Agreement and Loan Documents dated effective July 29, 1994 (the "Fourth Amendment"), in a Fifth Amendment to Loan Agreement and Loan Documents dated effective November 8, 1994 (the "Fifth Amendment"), in a Sixth Amendment to Loan Agreement and Loan Documents dated effective June 30, 1995 (the "Sixth Amendment") and most recently in a Seventh Amendment to Loan Agreement and Loan Documents dated effective August 1, 1995 (the "Seventh Amendment"), the terms and provisions of which First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment and Seventh Amendment are incorporated into this Agreement by this reference for all purposes (all subsequent references to the Original Loan Agreement, as modified by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and this Agreement being collectively referred to herein as the "Loan Agreement");

         WHEREAS, the Loan Agreement concerns all of the Loans from the Lender to the Borrower, including specifically, an existing Revolving Note in the principal sum of $10,000,000.00;

         WHEREAS, the Loans are secured by the Collateral described in the Loan Documents, which Loan Documents include, without limitation, a Security Agreement dated July 24, 1991, executed by the Borrower in favor of the Lender, which covers, in part, the Borrower's Inventory and Accounts, and a Security Agreement dated effective May 15, 1992, executed by Lancer International in favor of the Lender, which covers, in part, Lancer International's Inventory and Accounts;

         WHEREAS, the Borrower has requested that the Lender make a new $5,000,000.00 term loan available to the Borrower, all in accordance with the terms stated in this Agreement;

         WHEREAS, the Borrower and the Lender desire, as evidenced by this Agreement, to make certain amendments to the Loan Agreement and to ratify the continued force and effect of the Loan Documents;

         NOW, THEREFORE, in consideration of the financial accommodations extended to the Borrower by the Lender and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the undersigned, the Borrower, the Subsidiaries and the Lender agree as follows:

         1. The first sentence of Section 1.1 of the Original Loan Agreement is restated as follows:

                 1.1. Description of the Loans. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties made by the Borrower, the Lender agrees (a) to make available to the Borrower (i) a $10,000.000.00 revolving credit as evidenced by a revolving promissory note (the "Revolving Note") in substantially the form attached hereto as Exhibit "A" and (ii) a $5,000,000.00 term credit as evidenced by a promissory note (the "Term Note") in the form attached hereto as Exhibit "E", and

                 (b) to make available to Nueva Distribuidora Lancermex S.A. de C.V. a $2,500,000.00 term credit as evidenced by a promissory note (the "Lancermex Note") in substantially the form attached hereto as Exhibit "F".

         2. Exhibit "E" attached to the Loan Agreement is replaced by Exhibit "E" attached to this Agreement.

         3. The Term Note described in this Agreement is secured by a new Security Agreement dated of even date with this Agreement covering the Borrower's Equipment. However, the other Loan Documents do not secure the Term Note described in this Agreement and the security interests created by the new Security Agreement described in the prior sentence do not secure any of the Loans, except for the Term Note described in this Agreement.

         4. The Borrower reaffirms the representations and warranties contained in Section 3 of the Loan Agreement and confirms that said representations and warranties are true and correct as of the effective date of this Agreement.

         5. Section 4.14 of the Original Loan Agreement, which concerns life insurance on George Schroeder, is deleted.

         6. The Borrower ratifies, affirms, acknowledges and agrees that the Loan Documents, and each and every document and instrument which secures payment of the Loans, represent the valid, enforceable, and collectible obligations of the parties thereto and further acknowledge that there are no existing claims, defenses, whether personal or otherwise, or rights of set-off whatsoever with respect to any of the instruments or documents described specifically or by reference in this Agreement, and the Borrower further acknowledges and represents that no event has occurred and no condition exists which would constitute a

                 Default under the Loan Agreement either with or without notice or lapse of time.

         7. The Loan Documents and all other documents and instruments executed in connection with the Loans shall be governed and construed according to the laws of the State of Texas from time to time in effect, except to the extent United States federal law preempts Texas law.

         8. This Agreement shall be binding upon and inure to the benefit of the Lender, the Borrower and the Subsidiaries and their respective heirs, successors and assigns.

         9. AGREEMENT FOR BINDING ARBITRATION. The parties agree to be bound by the terms and provisions of the current Arbitration Program of First Interstate Bank of Texas, N.A., which is incorporated by reference herein and is acknowledged as received by the parties, pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of either party.


         EXECUTED in multiple counterparts effective as of December 29th, 1995.



                                        LANCER CORPORATION, A TEXAS
                                        CORPORATION


                                        By: /s/ JOHN P. HERBOTS
                                            ________________________________

                                        Name:   John P. Herbots
                                              ______________________________

                                        Title:  Vice President of Finance
                                               _____________________________

                                        LANCER INTERNATIONAL SALES, INC.,
                                               A TEXAS CORPORATION


                                        By: /s/ JOHN P. HERBOTS
                                            ________________________________

                                        Name:   John P. Herbots
                                              ______________________________

                                        Title:  Vice President of Finance
                                              ______________________________


                                        LANCER LIMITED


                                        By: /s/ STONEWALL J. FISCHER, III
                                            ________________________________

                                        Name:   Stonewall J. Fischer, III
                                              ______________________________

                                        Title:  Director & Secretary
                                              ______________________________


                                        FIRST INTERSTATE BANK OF TEXAS, N.A.


                                        By: /s/ WILLIAM B. HUDSON
                                           _________________________________

                                        Name:   William B. Hudson
                                              ______________________________

                                        Title:  Senior Vice President
                                              ______________________________

                                PROMISSORY NOTE


$5,000,000.00                                                  December 29, 1995


         For value received, LANCER CORPORATION, A TEXAS CORPORATION (the "Makers," whether one or more), promise to pay to the order of FIRST INTERSTATE BANK OF TEXAS, N.A., A NATIONAL BANKING ASSOCIATION (the "Payee"), at 700 N. St. Mary's, Suite 300, San Antonio, Bexar County, Texas 78205, or such other location as the Payee designates to the Makers in writing, the principal sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) in legal and lawful money of the United States of America, with interest thereon from the date hereof until paid at the rate of seven and three-quarters percent (7.75%) per annum (calculated on the basis of a year of 360 days for the actual number of days elapsed), the interest being payable as hereinafter specified. Matured unpaid principal and accrued, matured, unpaid interest shall bear interest from the date ten (10) days after maturity (whether by acceleration or otherwise) until paid at the rate of eighteen percent (18%) per annum, but in no event greater than the Maximum Lawful Rate. The term "Maximum Lawful Rate," as used herein, means the greater of (i) the highest rate permitted by applicable United States law, or (ii) a rate per annum equal to the indicated rate ceiling determined in accordance with the computation specified in Article 5069-1.04(a) (1), Vernon's Texas Civil Statutes, 1925, as amended, as such indicated rate ceiling is in effect from time to time during the term hereof, subject to the provisions of Article 5069-1.04(b), Vernon's Texas Civil Statutes, 1925, as amended.

TERMS OF PAYMENT:

         Principal and interest shall be due and payable in installments of $121,478.71 each, commencing on January 31, 1996, and continuing regularly thereafter on the last day of each calendar month until December 31, 1999, when the entire amount of this Note, principal and accrued interest then remaining unpaid, shall be due and payable. Interest shall be calculated on the unpaid principal to the date each installment is paid and each such payment shall be credited to the discharge of the interest accrued, the reduction of principal, and other authorized charges, if any, in such manner and order as the Payee shall determine in its sole discretion.

PAYMENT ON NON-BUSINESS DAYS:

         If any payment hereunder falls due on a Saturday, Sunday or public holiday on which commercial banks in San Antonio, Texas are permitted or required by law to be closed, the time for such payment shall be extended to the next day on which the Payee is open for business, and such extension of time shall be included in the calculation of interest accruing and payable hereunder.

PREPAYMENT:

         During the first two (2) calendar years following the date of this Note, the Makers shall be entitled to make prepayments of principal on this Note only upon payment of a prepayment premium in an amount equal to one percent (1%) of the amount of the principal prepayment. Thereafter, the Makers shall have the right to prepay this Note in any amount at any time prior to maturity without penalty. Interest shall be calculated on the unpaid principal to the date of any prepayment and any such prepayment shall be applied first toward the payment of accrued interest and next to the principal installments of this Note in the inverse order of maturity.

SECURITY FOR PAYMENT:

         Payment of this Note is secured by, and this Note is entitled to the benefits of, all security agreements, assignments, deeds of trust, mortgages and lien instruments executed by the Makers (or any of them), or other similar instruments, guaranties, endorsements or other agreements, executed by any other person or entity (the "Collateral Agreements," whether one or more) to secure, guarantee or otherwise provide for the payment hereof, in favor of or for the benefit of the Payee, including any previously executed and any now or hereafter executed. Without limiting the foregoing, the Collateral Agreements include a security agreement of even date herewith executed by the Makers, as debtor, in favor of the Payee, as secured party, covering certain equipment of the Makers.

USE OF PROCEEDS:

         A portion of the proceeds of this Note is being used to refinance other indebtedness owed to CIT Group by the Makers and the remainder of such proceeds will be advanced to the Makers at the Makers' special instance and request for the purpose of providing additional working capital.

REPRESENTATIONS AND WARRANTIES:

         LANCER CORPORATION expressly represents and warrants to the Payee that it is a corporation duly organized and existing in good standing under the laws of the State of Texas; that it possesses full power and authority to conduct its business as now conducted and as presently proposed to be conducted; that the execution and delivery of this Note will not contravene any provisions of its articles of incorporation or by-laws; that the officer executing this Note is the legally elected, qualified and acting officer of said corporation and is expressly authorized to execute this Note by resolution of the board of directors of said corporation.

LIMITATION OF INTEREST:

         All agreements and transactions among the Makers and the Payee, whether now existing or hereafter arising, whether contained herein or in any other instrument, and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity hereof, late payment, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Payee from the Makers for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the Maximum Lawful Rate, it particularly being the intention of the parties hereto to conform strictly to the applicable usury laws of the State of Texas (or applicable United States law to the extent that it permits the Payee to contract for, charge or receive a greater amount of interest than under Texas law). Any interest payable hereunder or under any other instrument relating to the indebtedness evidenced hereby that is in excess of the Maximum Lawful Rate, shall, in the event of acceleration of maturity, late payment, prepayment, or otherwise, be applied to a reduction of the unrepaid indebtedness hereunder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of such unrepaid indebtedness, such excess shall be refunded to the Makers. To the extent not prohibited by applicable law, determination of the Maximum Lawful Rate shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this loan, all interest at any time contracted for, charged or received from the Makers in connection with this loan, so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof.

SUCCESSORS AND ASSIGNS:

         As used herein, the term "Payee" shall include the successors and assigns of the Payee and any subsequent owner and holder of this Note, and the term "Makers" shall include co-makers, endorsers, guarantors, sureties and their respective successors and assigns.

DEFAULT AND COLLECTION:

         It is expressly provided that, upon default in the punctual payment of this Note, or any part hereof, principal or interest, as the same shall become due and payable, or upon default in the performance of or compliance with any of the terms of any of the Collateral Agreements, or if the Payee deems the Payee insecure, either because the prospect of timely payment of this Note becomes impaired, or because the prospect of timely performance of any of the Collateral Agreements becomes impaired, at the option of the Payee, the entire indebtedness evidenced hereby shall be matured, and in the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on the same, or the same is collected through probate, bankruptcy or other judicial proceedings, then the Makers jointly and severally agree and promise to pay all reasonable attorney's fees, court costs and collection costs incurred by the Payee.

WAIVERS AND CONSENTS:

         Each of the Makers waives presentment for payment, notice of intent to accelerate, notice of acceleration, protest and notice of protest, dishonor and diligence in collecting and the bringing of suit against any other party, and agrees to all renewals, extensions, partial payments, releases and substitutions of security, in whole or in part, with or without notice, before or after maturity. The Payee may remedy any default, without waiving the same, or may waive any default without waiving any prior or subsequent default.

GOVERNING LAWS AND VENUE:

         This Note is governed by and is to be construed and enforced in accordance with the laws of the State of Texas and of the United States. The Makers agree and consent to the jurisdiction of the District Courts of Bexar County, Texas, and of the United States District Court for the Western District of Texas (San Antonio Division) and acknowledge that such courts shall constitute proper and convenient forums for the resolution of any actions among the Makers and the Payee with respect to the subject matter hereof, and agree that such courts shall be the exclusive forums for the resolution of any actions among the Makers and the Payee with respect to the subject matter hereof.

ARBITRATION PROGRAM:

         The parties agree to be bound by the terms and provisions of the current Arbitration Program of First Interstate Bank of Texas, N.A., which is incorporated by reference herein and is acknowledged as received by the parties, pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of either party.

                                           LANCER CORPORATION, a Texas
                                           corporation


                                           By:   /s/ John P. Herbots
                                               ________________________________

                                           Name:     John P. Herbots
                                                 ______________________________

                                           Title:    Vice President of Finance
                                                  _____________________________

                               SECURITY AGREEMENT



                                PART I. PREAMBLE

         Section 1.01. Security Agreement. This Security Agreement (this "Agreement"), dated as of December 29th, 1995, is by and between LANCER CORPORATION, A TEXAS CORPORATION (the "Debtor"), whose address is 235 W. Turbo, San Antonio, Texas 78216 and FIRST INTERSTATE BANK OF TEXAS, N.A., A NATIONAL BANKING ASSOCIATION (the "Secured Party") whose address is 700 N. St. Mary's, Suite 300, San Antonio, Texas 78205.

         Section 1.02. Loan Agreement. This Agreement is made in accordance with the Eighth Amendment to Loan Agreement and Loan Documents (the "Eighth Amendment") dated of even date herewith between the Debtor and the Secured Party (said Eighth Amendment and the Original Loan Agreement referred to therein, as amended, being hereinafter referred to collectively as the "Loan Agreement"). To the extent applicable and not in conflict herewith, each and every term, definition, condition, covenant, warranty, and representation contained in the Loan Agreement is hereby incorporated into this Agreement by reference as if fully stated herein.

                           PART II. SECURITY INTEREST

         Section 2.01. Grant of Security Interest. For good and valuable consideration, the receipt of which is acknowledged, the Debtor hereby grants to the Secured Party a security interest in the Collateral described in Part III below to secure the payment of the obligations and indebtedness (the "Indebtedness") described in Part IV below.

         Section 2.02. Continuing Force of Security Interest. The security interest created by this Agreement may secure future advances or a revolving credit. The fact that from time to time the Debtor may have paid all principal and interest of the Indebtedness will not, without the Secured Party's written consent, discharge or affect the force and effect of this Agreement (or the security interest created by this Agreement) as to subsequent advances.

                              PART III. COLLATERAL

         Section 3.01. Collateral. To secure the payment when due of any and all Indebtedness, the Debtor hereby grants to the Secured Party a security interest in the following, whether now owned by the Debtor, whether hereafter acquired by the Debtor, whether now existing, or whether arising or created hereafter (herein collectively referred to as the "Collateral"):

         a) All equipment, machinery, furnishings, furniture, appliances and accessories;

         b)      All accessions or appurtenances to any of the foregoing;

         c) All improvements, extensions, alterations, substitutions, replacements, renewals, and rights belonging or in any way appertaining to all or any part of the foregoing or acquired for use in connection therewith;

         d) All right, title, and interest of the Debtor to and under all leases or agreements now existing or hereafter entered into for the use, occupancy, or sale of the whole or any part of the foregoing;

         e) All proceeds payable or to be payable under each policy of insurance relating to the whole or any part of the foregoing;

         f) All proceeds arising from the taking, conveyance, or sale of all or any part of the foregoing (or any interest therein or right accruing thereto) as a result of (or in lieu or anticipation of) any public or quasi-public use under any law or the exercise of the right of appropriation, confiscation, condemnation, or eminent domain; and

         g) Without limiting any description of the foregoing, all products and proceeds thereof.

In no event shall the assets of GLENN PLEASS HOLDINGS, PTY., LTD. or its subsidiaries be encumbered by this Agreement. Furthermore, in the event the Secured Party consents to future acquisitions by the Debtor, this Security Agreement shall not encumber any of the assets of any new foreign subsidiaries acquired by the Debtor.

         Section 3.02. After-Acquired Collateral. All property acquired by the Debtor after the date of this Agreement that by the terms hereof is required or intended to be subjected to the security interest granted or renewed by this Agreement will, immediately upon the acquisition thereof and without further mortgage, conveyance, or assignment, become subject to the security interest created by this Agreement as fully as though now owned by the Debtor and specifically described herein. Nevertheless, the Debtor will do all such further acts and will execute, acknowledge, and deliver all such further conveyances, mortgages, financing statements, and assurances as the Secured Party reasonably requires for accomplishing the purposes of this Agreement, including delivery of Collateral to the Secured Party's possession.

         Section 3.03. Sale of Collateral. The inclusion of proceeds as part of the Collateral does not authorize the Debtor to sell any of the Collateral without the Secured Party's prior written consent.

         Section 3.04   Partial Releases of New Equipment.  So long as no
Event of Default has occurred which remains uncured, the Debtor may, on a quarterly basis, forward a list of new equipment acquired since the date of this Agreement to the Secured Party, and the Secured Party shall release its security interests in said new equipment and, at the Debtor's expense, file a partial release covering such new equipment with the Texas Secretary of State's Office.

                     PART IV. DEBTOR'S PAYMENT OBLIGATIONS

         Section 4.01. Promise To Pay. The Debtor will pay the Secured Party, in accordance with the terms of such Indebtedness and the terms of this Agreement, all sums that may become due pursuant to the Indebtedness and all renewals, rearrangements, or extensions of any such Indebtedness. The Debtor will pay the Secured Party on demand the entire unpaid Indebtedness, whether created or incurred pursuant to this Agreement or otherwise, upon the occurrence of an Event of Default (as defined in Part VI hereof).

         Section 4.02.  Indebtedness.  The Indebtedness is:

                 a) The indebtedness represented by a promissory note (the "Note") dated of even date herewith in the original principal amount of $5,000,000.00, executed by the Debtor and payable to the order of the Secured Party;

                 b) Any and all advances made under this Agreement by the Secured Party on behalf of the Debtor; and

                 c) All renewals, rearrangements, or extensions of all or any part of the foregoing.

         Section 4.03. Proceeds of Collateral. The Debtor will report fully and faithfully to the Secured Party regarding the collateral and all proceeds of the Collateral and, upon request by the Secured Party, will pay or turn over promptly (in the form received by the Debtor, whether cash, negotiable instruments, drafts, assigned accounts, chattel paper, or otherwise) all proceeds from any disposition of the Collateral, to be applied to the Indebtedness, subject to final payment or collection if other than cash. Application of such proceeds to the Indebtedness will be in the sole discretion of the Secured Party, provided such application of proceeds is made by the Secured Party in a reasonable manner.

        Section 4.04. Secured Party's Expenses. To the extent not prohibited by law, the Debtor will pay, or reimburse the Secured Party for, all costs and expenses, of every character, incurred or expended from time to time (including, but not limited to, the fees and expenses of counsel for the Secured Party), in connection with the negotiation, preparation, execution, filing, recording, refiling and re-recording of this Agreement and all related financing statements and the making, servicing and collection of the debt secured hereby; any and all stamp, mortgage and recording taxes; the costs of any title insurance or lien insurance purchased by the Secured Party to connection herewith; all costs of negotiation, preparation, execution and delivery of any and all amendments, modifications, supplements, consents, waivers or other documents or writings relating to the transactions contemplated by this Agreement; and all costs (including attorneys fees) of reviewing the title opinions and security opinions relating to the debt secured hereby. The Debtor will reimburse the Secured Party for all amounts expended by the Secured Party to satisfy any obligation of the Debtor under this Agreement or to protect the Collateral. In addition, whether or not a default shall have occurred, the Debtor will pay, or reimburse the Secured Party for, all costs and expenses, of every character incurred or expended from time to time in connection with the evaluation, monitoring, administration and protection of the Collateral, the exercise by the Secured Party of any of its rights and remedies hereunder or at law, including, but not limited to, all appraisal fees, consulting fees, brokerage fees and commissions, insurance premiums, Uniform Commercial Code search fees, fees incident to title searches and reports, investigation costs, escrow fees, attorneys' fees, legal expenses, fees of auditors and accountants, court costs, fees of governmental authorities, auctioneer fees and expenses, and all fees and expenses incurred in connection with the marshalling, guarding, management, operation, removal, maintenance, cleanup, storage, auction and liquidation of the Collateral. Any amount to be paid or reimbursed by the Debtor to the Secured Party shall be a demand obligation owing by the Debtor to the Secured Party and, to the extent not prohibited by law, shall bear interest from the date of expenditure by the Secured Party until paid at the same rate provided for past-due principal and interest in the Note.

              PART V. REPRESENTATIONS, WARRANTIES, AND AGREEMENTS

         Section 5.01. Assumed Names. The Debtor represents and warrants to the Secured Party that it now owns and has always owned all its property in, and now operates and has always operated solely under, the name "Lancer Corporation" and no other name.

         Section 5.02. No Other Lien or Claims. The Debtor represents and warrants to the Secured Party that no financing statement, collateral transfer or assignment, or any other instrument of encumbrance covering all or any part of the Collateral or its proceeds is on file in any public office, and there exists no adverse claims, defense, default, lien, security interest, or encumbrance with respect to the Collateral.

         Section 5.03. Debtor's Office. The Debtor represents and warrants to the Secured Party that it maintains its chief executive office at 235 W. Turbo, San Antonio, Bexar County, Texas 78216. The Debtor will promptly notify the Secured Party in writing of any addition to, change in, or discontinuance of the location of such chief executive office.

         Section 5.04. Location of Collateral. All the Collateral will be kept, at the Debtor's risk of loss, at the address shown in Section 5.03 herein or at such other locations as have been previously disclosed to the Secured Party. The Secured Party may inspect the Collateral at any time. Except as may be required in the ordinary course of the Debtor's business, the Collateral will not be removed from such location unless the Debtor notifies the Secured Party in writing and the Secured Party consents in writing in advance of its removal to another location.

         Section 5.05. Use of Collateral. Until default, the Debtor may use the Collateral in any lawful manner not inconsistent with this Agreement or with the terms or conditions of any policy of insurance thereon. The Secured Party's security interest will attach to all proceeds of sales and other dispositions of the Collateral. The Debtor will not sell, lend, rent, lease, or otherwise dispose of the Collateral or any interest therein except as authorized in this Agreement or in writing in advance by the Secured Party or as may be required in the ordinary course of the Debtor's business.

         Section 5.06. Taxes, Liens, Etcetera. The Debtor will pay prior to delinquency all taxes, charges, liens, and assessments against all or any of the Collateral, except for those which the Debtor is diligently contesting in good faith. Should the Debtor fail to do so, the Secured Party at its option may pay any of them and will be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Such payment will become part of the Indebtedness and will be paid to the Secured Party by the Debtor immediately and without demand, with interest thereon, at the Past Due Rate, from the date incurred by the Secured Party until the date reimbursed. The Debtor will defend the Collateral and its proceeds against the claims and demands of all persons.

         Section 5.07. Insurance. The Debtor will maintain insurance at all times with respect to all Collateral against risk of fire, risk of theft, and such other risks as the Secured Party may require, including extended coverage. Such insurance policies will contain a standard mortgagee's endorsement providing for payment to the Secured Party of any loss of or damage to the Collateral. All policies of insurance will provide that the insurer will give the Secured Party written notice of cancellation at least thirty days before cancelling such insurance or before such insurance expires. The Debtor will furnish the Secured Party evidence of compliance with the foregoing insurance provisions at any time the Secured Party may request it. The Secured Party may act as attorney-in-fact for the Debtor in obtaining, adjusting, settling, and cancelling such insurance and in endorsing any draft drawn by insurers of the Collateral. The Secured Party may apply any proceeds of such insurance that it may receive in payment on account of the Indebtedness, whether due or not.

         Section 5.08. Protection of Security Interest. At its own expense, the Debtor will do, make, procure, execute, and deliver all acts, things, writings, and assurances as the Secured Party may at any time request to protect, assure, or enforce the Secured Party's interests, rights, and remedies created by, provided in, or emanating from this Agreement. The Debtor will sign and execute (alone or with the Secured Party) any financing statement or other writing, will procure any document, and will pay all connected costs necessary to protect the security interest under this Agreement against the rights or interests of third persons.

         Section 5.09. Separation of Proceeds. The Debtor will at all times keep the proceeds of the Collateral separate and distinct from other property of the Debtor and will keep accurate and complete records of the Collateral and its proceeds.

         Section 5.10. Title to Collateral. The Debtor represents and warrants to the Secured Party (1) that the Debtor is the legal and beneficial owner of, has good and marketable title to, the Collateral and (2) that the Debtor has the right to transfer all interest therein.

         Section 5.11. Security Agreement As Financing Statement. The Secured Party may file this Agreement with the Texas Secretary of State or any other public official or in any public record. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering all or any part of the Collateral will be sufficient as a financing statement.

         Section 5.12. Waiver of Notice. Except as otherwise provided in this Agreement or by law, the Debtor hereby waives demand, protest, notice of intent to accelerate, notice of acceleration, notice of any action taken by the Secured Party in connection with the Indebtedness, and all other notices.

         Section 5.13. Action Affecting Indebtedness or Collateral. No renewal, extension (whether an extension of the time of payment or otherwise), rearrangement, or modification of all or any of the Indebtedness, no release of the Debtor as to all or any of the Indebtedness, and no delay or omission in exercising any right or power with respect to all or any of the Indebtedness or with respect hereto will in any manner impair or affect the Secured Party's rights hereunder. The Debtor hereby consents to (1) any indulgence of the Secured Party, (2) any substitution for, exchange of, or release of the Collateral, in whole or in part, and (3) the addition or release of any person liable on the Indebtedness or the Collateral.


                           PART VI. EVENTS OF DEFAULT

         Section 6.01. Events of Default. The occurrence of any Event of Default under the Loan Agreement shall constitute an Event of Default under this Agreement.


                 PART VII. SECURED PARTY'S RIGHTS AND REMEDIES
                             REGARDLESS OF DEFAULT

         Section 7.01. Assignment of Secured Party's Rights. The Secured Party may from time to time assign this Agreement, the Secured Party's rights hereunder, or all or any part of the Indebtedness. In any such case, the assignee will be entitled to all rights, privileges, and remedies granted to the Secured Party by this Agreement, and the Debtor will not assert against the assignee any claim or defense it may have against the Secured Party, except those granted in this Agreement.

         Section 7.02. Inspection of Collateral. The Secured Party may enter upon the Debtor's premises at any reasonable time to inspect the Collateral and the Debtor's books and records pertaining to the Collateral, and the Debtor will assist the Secured Party in making any such inspection.

         Section 7.03. Protection and Preservation of Collateral. At its option, the Secured Party (1) may discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on the Collateral; (2) may pay for the insurance on the Collateral; and (3) may pay for the maintenance and preservation of the Collateral. The Debtor will reimburse the Secured Party on demand for any payment made or expense incurred by the Secured Party pursuant to the foregoing authorization, plus interest thereon at the Past Due Rate.

         Section 7.04. Call for Additional Collateral. If the Secured Party should at any time be of the opinion that the Collateral is not sufficient security for the Indebtedness or that the Collateral has declined or may decline in value, or should the Secured Party in good faith believe that the prospect of payment or performance of the Debtor's obligations to the Secured Party is impaired, then the Secured Party may call for additional collateral satisfactory to Secured Party and the Debtor will furnish such additional security forthwith. The call for additional security must be in writing and sent via the United States Postal Service, certified mail, return receipt requested, addressed to the Debtor's address recited in Section 5.03 hereof. If the Secured Party makes such call for additional collateral and the Debtor fails to furnish such additional security within fifteen (15) days after such call is sent, then the Secured Party may declare the Debtor to be in default under this Agreement.

                 PART VIII. SECURED PARTY'S RIGHTS AND REMEDIES
                              IN EVENT OF DEFAULT

         Section 8.01. Acceleration, Repossession, and Sale. On the occurrence of an Event of Default or at any time thereafter, the Secured Party may declare all or any part of the Indebtedness to be immediately due and payable and will have the rights and remedies of a secured party under the Texas Business and Commerce Code, including (but not necessarily limited to) the right to take possession of and sell, lease, or otherwise dispose of any or all of the Collateral in a commercially reasonable manner. For that purpose the Secured Party may enter upon any premises where the Collateral or any part thereof may be situated and may remove the Collateral therefrom.

         Section 8.02. Assembly of Collateral. The Secured Party may require the Debtor to assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties.

         Section 8.03. Notice of Sale. On the occurrence of an Event of Default or at any time thereafter, the Secured Party may, in its discretion, sell for cash and assign and deliver all or any part of the Collateral then covered by this Agreement in a commercially reasonable manner at public or private sale without notice or advertisement other than as required by the Texas Business and Commerce Code or may cause all or a part of the Collateral to be sold at judicial sale after judgment in any court of competent jurisdiction. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will send the Debtor reasonable notice of (1) the time and place of any public sale thereof or (2) the time after which any private sale or other disposition thereof is to be made. The requirement of sending reasonable notice will be met if such notice is mailed, postage prepaid, to the Debtor at the address stated in Section 5.03 hereof at least ten calendar days before the time of the sale or disposition.

         Section 8.04. Expenses of Repossession or Sale. Expenses of retaking, holding, preparing for sale, selling, or the like will include the Secured Party's reasonable attorney's fees and legal expenses. On demand the Debtor will pay such expenses, plus interest thereon at the Past Due Rate. The Debtor will remain liable for any deficiency remaining on the Indebtedness after disposition of the Collateral.

         Section 8.05. Power of Attorney. In protecting, exercising or assuring its interests, rights and remedies under this Agreement, the Secured Party may execute, sign, endorse, transfer, or deliver, on behalf of and in the Debtor's name, as the Debtor's attorney-in-fact, all notes, checks, drafts, or other instruments for the payment of money and all receipts, certificates of origin, applications for certificates of title, or any other documents necessary to evidence, perfect, or realize upon any of the Collateral or proceeds thereof. This Power of Attorney is in addition to the authority granted by the Debtor to the Secured Party in Section 5.08 hereof and shall be deemed to be coupled with an interest and shall be irrevocable.

         Section 8.06. Compromise and Settlement. On the occurrence of an Event of Default or at any time thereafter, the Secured Party may demand, sue for, collect, or make any compromise or settlement with reference to the Collateral as the Secured Party chooses in its sole discretion.


                         PART IX. ADDITIONAL AGREEMENTS

         Section 9.01. Gender and Number. In this Agreement the masculine will be construed as feminine or neuter, and the singular as plural, as the occasion may require.

         Section 9.02. Parties Bound. "Secured Party" and "Debtor," as used in this Agreement, include any successor, representative, receiver, trustee, custodian, or assign of any of such parties.

         Section 9.03. Captions. The part and section captions appearing in this Agreement are for convenience only and will not be given any substantive meaning or significance whatever in construing the terms and provisions of this Agreement.

         Section 9.04. Other Defined Terms. Any term that is used in this Agreement that is defined in Chapters 1-9 of the Texas

Business and Commerce Code (the Texas enactment of the Uniform Commercial Code) is used with the meaning as defined in such chapters.

         Section 9.05. Governing Law. This Agreement will be governed by the law of the State of Texas in force as of the effective date of this Agreement.

         Section 9.06. Cumulation of Remedies. The Secured Party's remedies under this Agreement are cumulative. The exercise of any one or more of the remedies provided in this Agreement will not be construed as waiving any other remedy of the Secured Party. The Secured Party may exercise any two or more remedies (whether existing under this Agreement, by law, or otherwise) simultaneously or sequentially.

         Section 9.07. Severability. If any one or more of the provisions contained in this Agreement is for any reason held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability will not affect any other provision of this Agreement.

         Section 9.08. Counterpart Copies. This Agreement may be executed in multiple counterparts, each of which will be deemed an original and all of which, taken together, will constitute but one agreement. It will not be necessary that any single counterpart hereof be executed by all parties hereto so long as the Debtor and the Secured Party have each executed a counterpart hereof.

         EXECUTED effective on the date first mentioned above.




                                       LANCER CORPORATION, a Texas corporation


                                       By:   /s/ JOHN P. HERBOTS
                                           __________________________________

                                       Name:      John P. Herbots
                                             ________________________________

                                       Title:     Vice President of Finance
                                              _______________________________


                                       "Debtor"



                                       FIRST INTERSTATE BANK OF TEXAS, N.A.


                                       By:   /s/ WILLIAM B. HUDSON
                                           __________________________________

                                       Name:      William B. Hudson
                                             ________________________________

                                       Title:     Senior Vice President


                                       "Secured Party"

                               GUARANTY AGREEMENT



         For and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration in hand paid to the undersigned, LANCER INTERNATIONAL SALES, INC., A TEXAS CORPORATION (the "Guarantor"), the receipt and sufficiency of which considerations are hereby acknowledged, and for the purpose of enabling LANCER CORPORATION, A TEXAS CORPORATION (the "Debtor"), to obtain credit or other financial accommodations from FIRST INTERSTATE BANK OF TEXAS, N.A., A NATIONAL BANKING ASSOCIATION, in San Antonio, Bexar County, Texas (the "Lender"), and the benefits thereby received by the Guarantor, the Guarantor hereby jointly and severally (with all other guarantors, if any, and the Debtor) and unconditionally guarantees the prompt payment when due of the Obligations as defined below.

         The Obligations consist of:

                 1. The indebtedness represented by that certain promissory note of the Debtor (the "Note") dated of even date herewith, in the principal amount of $5,000,000.00, payable to the order of the Lender, bearing interest and being payable as therein provided, which Note is more fully described in a Security Agreement of even date therewith, executed by the Debtor for the benefit of the Lender;

                 2. All renewals, extensions and rearrangements of the Note;

                 3. All interest and costs of collection owing and that may become owing thereon or in connection therewith;

                 4. All indebtedness and liabilities of the Debtor to the Lender now existing or hereafter arising, whether fixed or contingent, liquidated or unliquidated, direct or indirect, and whether created under or evidenced by note, application, commitment, endorsement, agreement, overdraft of depository account, or otherwise; and

                 5. The Lender's court costs and reasonable attorney's fees if the foregoing are not paid by the Guarantor on demand when due or if this Guaranty Agreement is enforced by suit or through probate, bankruptcy, or other judicial proceedings.

         All amounts becoming payable hereunder to the Lender under this Guaranty Agreement shall be payable at the Lender's principal office in San Antonio, Bexar County, Texas.

         The Guarantor hereby waives (a) any notice of acceptance of this guaranty by the Lender; (b) any notice of the creation, advancement, increase, existence, extension, renewal, or rearrangement of the Obligations or any part thereof; (c) any indulgence with respect to the Obligations (or any part thereof) and with respect to any nonpayment thereof; (d) grace, demand, protest, presentment, notice of demand, notice of intent to accelerate, notice of acceleration, notice of protest, or notice of presentment, and all other notices, whether similar or dissimilar, with respect to the Obligations; and
(e) notice of the amount of the Obligations outstanding at any time. The Lender at its option may, at any time and without notice to or further consent by the Guarantor, accelerate, extend, or renew the maturity of the Obligations or any part thereof and may grant any other indulgence with respect thereto. Neither the Lender's rights nor the Guarantor's obligations and liabilities will be affected or impaired in any manner by (i) any renewal, extension, or rearrangement of (or any other indulgence with respect to) the Obligations or any part thereof; (ii) any release, withdrawal or subordination of, or substitution for, any security or other guaranty now or hereafter held by the Lender for payment of the Obligations or any part thereof; (iii) any release of the Debtor or any other person primarily or secondarily liable on the Obligations or any part thereof (including any maker, endorser, guarantor, or surety); (iv) any delay in enforcing payment of the Obligations or any part thereof; or (v) any delay, omission, lack of diligence, or lack of care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof. Lender shall not be required as a condition of enforcing the Guarantor's liabilities and obligations hereunder requiring payment by the Guarantor hereunder to: (a) obtain or assert a claim for judgment against the Debtor for the Obligations or any part thereof; (b) collect or attempt to collect all or any part of the Obligations from the Debtor or any other person or from any other source; (c) foreclose against or seek to realize upon any security now or hereafter existing for the Obligations or any part thereof; (d) assert any other right or remedy to which the Lender is or may be entitled in connection with the

Obligations (or any part thereof) or any security therefor or other guaranty thereof; or (e) assert or file any claim against the assets or estate of the Debtor or other person liable for the Obligations or any part thereof.

         The Guarantor expressly waives any right to the benefit of (or to require or control application of) any security or the proceeds thereof now existing or hereafter obtained by the Lender as security for the Obligations or any part thereof. The Lender need not apply to any of the Obligations any monies, payments, or other property at any time received by, paid to, or in the possession of the Lender, except as the Lender determines in its sole discretion.

         The Guarantor will be and remain fully liable under this Guaranty Agreement, as provided herein, even if the Debtor may not be liable for any part of the Obligations (a) because the Debtor's indebtedness now or at any time hereafter exceeds the amount or type permitted by law; (b) because such Obligation was ultra vires; (c) because any person creating or guaranteeing the same acted without authority; or (d) because of the Debtor's lack of capacity, bankruptcy, insolvency or dissolution such as to render the Obligations void, unenforceable or uncollectible as against the Debtor. Nothing herein, however, shall be deemed to admit or deny the existence of any right of the Guarantor to any offset, reduction or abatement of Guarantor's Obligations hereunder by reason of any claim, right or cause of action (or any realization thereon), if any, of Guarantor or the Debtor against the Lender for any reason.

         Any notice or demand to the Guarantor hereunder or in connection herewith must be in writing and may be given (and will conclusively be deemed and considered to have been given and received) by the deposit of such notice in the United States mails, postage prepaid and addressed to the Guarantor at its address shown herein. Nonetheless, actual notice will always be effective, no matter how given or received. The last preceding sentence will never be construed to affect or impair any waiver of notice or demand herein provided or to require the giving of notice or demand to or upon the Guarantor in any situation or for any reason. Nothing herein may be construed to cancel, amend, discharge, or limit any other guaranty or similar undertaking by or obligation of the Guarantor in favor of the Lender.

         This Guaranty is a continuing guaranty. It will continue to be effective (or shall be reinstated, as the case may be) without notice or further act if, at any time, any payment of any of the Obligations is rescinded or must otherwise be returned by the Lender upon or in connection with the insolvency, bankruptcy or reorganization of the Debtor, any other Guarantor or otherwise, all as though such payment had never been made to the Lender. Without impairing the Lender's right to demand and collect the balance of the Obligations from the Guarantor, the Lender may compound with any one or more guarantors for such amount as it may see fit and may release any guarantor from all further liability to the Lender for such Obligations. Such compounding and release will not in any manner impair the rights of each guarantor as against any other guarantor or the rights of Lender against any other guarantor.

        The Guarantor hereby agrees that any and all indebtedness now or hereafter owed or owing by the Debtor to the Guarantor shall be and remain subordinate in payment to all of the Obligations. Should the Guarantor receive any payment on account of any of said subordinated indebtedness (or by reason of any security therefor), the Guarantor shall hold the amount received in trust for the benefit of the Lender and, upon Lender's demand, shall remit same to Lender for application on the Obligations. No Guarantor will exercise any right it may acquire by way of subrogation under this Guaranty, by payment made hereunder or otherwise, until all of the Obligations have been paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when any Obligations remain outstanding, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied upon the Obligations, whether same or any portion thereof are then due. The Guarantor hereby waives all rights to which the Guarantor may be (or might otherwise become) entitled pursuant to Sections
34.02 and 34.03 of the Texas Business and Commerce Code as in effect from time to time, except the Guarantor shall be entitled to any applicable right of subrogation after the full and final payment of the Obligations.

         This Guaranty Agreement will be transferable and negotiable by the Lender, with the same force and effect and to the same extent that the Obligations are transferable. On the Lender's assignment or transfer of any of the Obligations hereby guaranteed, the legal holder or owner of the Obligations (or part thereof or interest therein thus transferred or assigned by the Lender) will also, unless provided otherwise by the Lender in its assignment, have and may exercise all rights granted to the Lender under this Guaranty Agreement to the extent of the part of or interest in the Obligations thus assigned or transferred to said person. The Guarantor hereby expressly waives notice of transfer or assignment of the Obligations (or any part thereof) or the rights of the Lender hereunder. Anything in this paragraph to the contrary notwithstanding, all Obligations to the Lender will be paid in full first, before any assignee receives any benefits of this Guaranty agreement.

         This Guaranty Agreement is governed by the law of the State of Texas, except as Federal law may apply. The Guarantor agrees and consents to the jurisdiction of the County and District Courts of Bexar County, Texas and of the United States District Court for the Western District of Texas (San Antonio Division), and acknowledges that such courts shall constitute proper and convenient forums with respect to the subject matter hereof, and further agree that such courts shall be the sole and exclusive forums for the regulation of any actions between the Guarantor and the Lender with respect to the subject matter hereof.

         This Guaranty Agreement and the Guarantor's obligations hereunder will be binding on the Guarantor and the Guarantor's heirs, legal representatives, personal representative, executors, administrators and successors.

         As used in this Guaranty Agreement and as required by the context, each number (singular and plural) includes all numbers, each gender includes all genders and, unless the context requires otherwise, the words "person" and "party" include "person," "corporation," "firm," "partnership," "limited partnership," "joint venture," "association" or other entity.

         The parties agree to be bound by the terms and provisions of the current Arbitration Program of First Interstate Bank of Texas,

N.A., which is incorporated by reference herein and is acknowledged as received by the parties, pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of either party.


         EXECUTED this 29th day of December, 1995.



                                        LANCER INTERNATIONAL SALES,
                                        INC., a Texas corporation


                                         By:   /s/ JOHN P. HERBOTS
                                             __________________________________

                                         Name:     John P. Herbots
                                               ________________________________

                                         Title:    Vice President
                                                _______________________________


                                        Address:
                                                  235 W. Turbo
                                                  ______________________________

                                                  San Antonio, TX 78216
                                                  ______________________________

                               GUARANTY AGREEMENT



         For and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration in hand paid to the undersigned, LANCER INTERNATIONAL SALES, INC., A TEXAS CORPORATION (the "Guarantor"), the receipt and sufficiency of which considerations are hereby acknowledged, and for the purpose of enabling LANCER CORPORATION, A TEXAS CORPORATION (the "Debtor"), to obtain credit or other financial accommodations from FIRST INTERSTATE BANK OF TEXAS, N.A., A NATIONAL BANKING ASSOCIATION, in San Antonio, Bexar County, Texas (the "Lender"), and the benefits thereby received by the Guarantor, the Guarantor hereby jointly and severally (with all other guarantors, if any, and the Debtor) and unconditionally guarantees the prompt payment when due of the Obligations as defined below.

         The Obligations consist of:

                 1. The indebtedness represented by that certain promissory note of the Debtor (the "Note") dated of even date herewith, in the principal amount of $5,000,000.00, payable to the order of the Lender, bearing interest and being payable as therein provided, which Note is more fully described in a Security Agreement of even date therewith, executed by the Debtor for the benefit of the Lender;

                 2. All renewals, extensions and rearrangements of the Note;

                 3. All interest and costs of collection owing and that may become owing thereon or in connection therewith;

                 4. All indebtedness and liabilities of the Debtor to the Lender now existing or hereafter arising, whether fixed or contingent, liquidated or unliquidated, direct or indirect, and whether created under or evidenced by note, application, commitment, endorsement, agreement, overdraft of depository account, or otherwise; and

                 5. The Lender's court costs and reasonable attorney's fees if the foregoing are not paid by the Guarantor on demand when due or if this Guaranty Agreement is enforced by suit or through probate, bankruptcy, or other judicial proceedings.

         All amounts becoming payable hereunder to the Lender under this Guaranty Agreement shall be payable at the Lender's principal office in San Antonio, Bexar County, Texas.

         The Guarantor hereby waives (a) any notice of acceptance of this guaranty by the Lender; (b) any notice of the creation, advancement, increase, existence, extension, renewal, or rearrangement of the Obligations or any part thereof; (c) any indulgence with respect to the Obligations (or any part thereof) and with respect to any nonpayment thereof; (d) grace, demand, protest, presentment, notice of demand, notice of intent to accelerate, notice of acceleration, notice of protest, or notice of presentment, and all other notices, whether similar or dissimilar, with respect to the Obligations; and
(e) notice of the amount of the Obligations outstanding at any time. The Lender at its option may, at any time and without notice to or further consent by the Guarantor, accelerate, extend, or renew the maturity of the Obligations or any part thereof and may grant any other indulgence with respect thereto. Neither the Lender's rights nor the Guarantor's obligations and liabilities will be affected or impaired in any manner by (i) any renewal, extension, or rearrangement of (or any other indulgence with respect to) the Obligations or any part thereof; (ii) any release, withdrawal or subordination of, or substitution for, any security or other guaranty now or hereafter held by the Lender for payment of the Obligations or any part thereof; (iii) any release of the Debtor or any other person primarily or secondarily liable on the Obligations or any part thereof (including any maker, endorser, guarantor, or surety); (iv) any delay in enforcing payment of the Obligations or any part thereof; or (v) any delay, omission, lack of diligence, or lack of care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof. Lender shall not be required as a condition of enforcing the Guarantor's liabilities and obligations hereunder requiring payment by the Guarantor hereunder to: (a) obtain or assert a claim for judgment against the Debtor for the Obligations or any part thereof; (b) collect or attempt to collect all or any part of the Obligations from the Debtor or any other person or from any other source; (c) foreclose against or seek to realize upon any security now or hereafter existing for the Obligations or any part thereof; (d) assert any other right or remedy to which the Lender is or may be entitled in connection with the

Obligations (or any part thereof) or any security therefor or other guaranty thereof; or (e) assert or file any claim against the assets or estate of the Debtor or other person liable for the Obligations or any part thereof.

         The Guarantor expressly waives any right to the benefit of (or to require or control application of) any security or the proceeds thereof now existing or hereafter obtained by the Lender as security for the Obligations or any part thereof. The Lender need not apply to any of the Obligations any monies, payments, or other property at any time received by, paid to, or in the possession of the Lender, except as the Lender determines in its sole discretion.

         The Guarantor will be and remain fully liable under this Guaranty Agreement, as provided herein, even if the Debtor may not be liable for any part of the Obligations (a) because the Debtor's indebtedness now or at any time hereafter exceeds the amount or type permitted by law; (b) because such Obligation was ultra vires; (c) because any person creating or guaranteeing the same acted without authority; or (d) because of the Debtor's lack of capacity, bankruptcy, insolvency or dissolution such as to render the Obligations void, unenforceable or uncollectible as against the Debtor. Nothing herein, however, shall be deemed to admit or deny the existence of any right of the Guarantor to any offset, reduction or abatement of Guarantor's Obligations hereunder by reason of any claim, right or cause of action (or any realization thereon), if any, of Guarantor or the Debtor against the Lender for any reason.

         Any notice or demand to the Guarantor hereunder or in connection herewith must be in writing and may be given (and will conclusively be deemed and considered to have been given and received) by the deposit of such notice in the United States mails, postage prepaid and addressed to the Guarantor at its address shown herein. Nonetheless, actual notice will always be effective, no matter how given or received. The last preceding sentence will never be construed to affect or impair any waiver of notice or demand herein provided or to require the giving of notice or demand to or upon the Guarantor in any situation or for any reason. Nothing herein may be construed to cancel, amend, discharge, or limit any other guaranty or similar undertaking by or obligation of the Guarantor in favor of the Lender.

         This Guaranty is a continuing guaranty. It will continue to be effective (or shall be reinstated, as the case may be) without notice or further act if, at any time, any payment of any of the Obligations is rescinded or must otherwise be returned by the Lender upon or in connection with the insolvency, bankruptcy or reorganization of the Debtor, any other Guarantor or otherwise, all as though such payment had never been made to the Lender. Without impairing the Lender's right to demand and collect the balance of the Obligations from the Guarantor, the Lender may compound with any one or more guarantors for such amount as it may see fit and may release any guarantor from all further liability to the Lender for such Obligations. Such compounding and release will not in any manner impair the rights of each guarantor as against any other guarantor or the rights of Lender against any other guarantor.

         The Guarantor hereby agrees that any and all indebtedness now or hereafter owed or owing by the Debtor to the Guarantor shall be and remain subordinate in payment to all of the Obligations. Should the Guarantor receive any payment on account of any of said subordinated indebtedness (or by reason of any security therefor), the Guarantor shall hold the amount received in trust for the benefit of the Lender and, upon Lender's demand, shall remit same to Lender for application on the Obligations. No Guarantor will exercise any right it may acquire by way of subrogation under this Guaranty, by payment made hereunder or otherwise, until all of the Obligations have been paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when any Obligations remain outstanding, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied upon the Obligations, whether same or any portion thereof are then due. The Guarantor hereby waives all rights to which the Guarantor may be (or might otherwise become) entitled pursuant to Sections
34.02 and 34.03 of the Texas Business and Commerce Code as in effect from time to time, except the Guarantor shall be entitled to any applicable right of subrogation after the full and final payment of the Obligations.

         This Guaranty Agreement will be transferable and negotiable by the Lender, with the same force and effect and to the same extent that the Obligations are transferable. On the Lender's assignment or transfer of any of the Obligations hereby guaranteed, the legal holder or owner of the Obligations (or part thereof or interest therein thus transferred or assigned by the Lender) will also, unless provided otherwise by the Lender in its assignment, have and may exercise all rights granted to the Lender under this Guaranty Agreement to the extent of the part of or interest in the Obligations thus assigned or transferred to said person. The Guarantor hereby expressly waives notice of transfer or assignment of the Obligations (or any part thereof) or the rights of the Lender hereunder. Anything in this paragraph to the contrary notwithstanding, all Obligations to the Lender will be paid in full first, before any assignee receives any benefits of this Guaranty agreement.

         This Guaranty Agreement is governed by the law of the State of Texas, except as Federal law may apply. The Guarantor agrees and consents to the jurisdiction of the County and District Courts of Bexar County, Texas and of the United States District Court for the Western District of Texas (San Antonio Division), and acknowledges that such courts shall constitute proper and convenient forums with respect to the subject matter hereof, and further agree that such courts shall be the sole and exclusive forums for the regulation of any actions between the Guarantor and the Lender with respect to the subject matter hereof.

         This Guaranty Agreement and the Guarantor's obligations hereunder will be binding on the Guarantor and the Guarantor's heirs, legal representatives, personal representative, executors, administrators and successors.

         As used in this Guaranty Agreement and as required by the context, each number (singular and plural) includes all numbers, each gender includes all genders and, unless the context requires otherwise, the words "person" and "party" include "person," "corporation," "firm," "partnership," "limited partnership," "joint venture," "association" or other entity.

         The parties agree to be bound by the terms and provisions of the current Arbitration Program of First Interstate Bank of Texas, N.A., which is incorporated by reference herein and is acknowledged as received by the parties, pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of either party.


         EXECUTED this _______ day of December, 1995.



                                        LANCER LIMITED


                                        By:
                                            __________________________________

                                        Name:
                                              ________________________________

                                        Title:
                                               _______________________________


                                        Address:

                                                  ______________________________


                                                  ______________________________

                                 CERTIFICATE OF
                           RESOLUTIONS AND INCUMBENCY


         I, John P. Herbots, Secretary of LANCER INTERNATIONAL SALES, INC., a Texas corporation (the "Corporation"), hereby certify that:

         1. The following resolutions were duly and unanimously adopted on the 29th day of December, 1995, by the unanimous written consent of all of the members of the Board of Directors of the Corporation, and none of such resolutions have been amended, modified, or repealed in any respect, and all of such resolutions are in full force and effect on the date hereof:

                 RESOLVED, that the Corporation guarantee a loan to LANCER CORPORATION (the "Borrower") from FIRST INTERSTATE BANK OF TEXAS, N.A. (the "Lender") in the face amount of $5,000,000.00, secured, in part, by the Borrower's equipment;

                 RESOLVED, that the President or any Vice President of the Corporation be, and he or she is hereby, authorized, empowered, and directed to execute, acknowledge, and deliver for and on behalf and in the name of the Corporation an eighth amendment to loan agreement and such assignments, promissory notes, deeds of trust, financing statements, security agreements, guaranties and instruments, containing such terms and conditions as the President or any Vice President of the Corporation may, in his or her sole discretion, deem necessary or desirable, his or her approval thereof to be conclusively presumed by his or her execution thereof, and that the attestation by the Secretary of the Corporation and the affixation of the seal of the Corporation shall not be necessary;

                 RESOLVED, that any and all transactions by any of the officers or representatives of the Corporation, in its name and for its account, with the Lender prior to the adoption of these resolutions be, and they are hereby, ratified and approved for all purposes;

                 RESOLVED, that the officers of the Corporation be and they hereby are authorized to take such steps, to do such other acts and things, to execute such letters, certificates, affidavits, agreements, papers and instruments as in their judgment may be necessary or appropriate or desirable in order to consummate the transactions referred to in the preceding resolutions;

                 RESOLVED, that the Board of Directors of the Corporation finds that the transactions authorized by these resolutions shall directly or indirectly benefit the Corporation; and

                 RESOLVED, that the foregoing powers and authority shall continue in full force and effect until written notice of revocation has been given the Lender and the Lender has acknowledged receipt thereof.

         2. The following named individuals are duly elected officers of the Corporation holding the offices set forth opposite their respective names as of the date hereof, the signatures set opposite the respective names and titles of said officers are their true, authentic signatures, and the seal affixed hereto is the authentic seal of the Corporation:



______________________________________________________________________________

        NAME                          TITLE                   SIGNATURE
______________________________________________________________________________

  George F. Schroeder                 President        /s/ George F. Schroeder
                                                       _______________________

______________________________________________________________________________

  John P. Herbots                  Vice President,
                                    Secretary and
                                      Treasurer        /s/ John P. Herbots
                                                       _______________________
______________________________________________________________________________

         IN WITNESS WHEREOF, I have duly executed this Certificate this 4th day of January, 1996.


                 (CORPORATE SEAL)
                                          /s/ JOHN P. HERBOTS
                                          __________________________________

                                              John P. Herbots, Secretary


         I, George F. Schroeder, President of the Corporation, do hereby certify that John P. Herbots is the duly elected and acting Secretary of the Corporation. I further certify that the signature as set forth above is his correct signature.

         IN WITNESS WHEREOF, I have duly executed this Certificate this 4th day of January, 1996.


                                          /s/ GEORGE F. SCHROEDE
                                          __________________________________

                                              George F. Schroeder, President

THE STATE OF TEXAS     )
                       )
COUNTY OF BEXAR        )


         This instrument was acknowledged before me on the 4th day of January, 1996, by John P. Herbots, Secretary of LANCER INTERNATIONAL SALES, INC. and George F. Schroeder, President of LANCER INTERNATIONAL SALES, INC., a Texas corporation, on behalf of said corporation.

                                          /s/ STONEWALL J. FISCHER, III
                                          _________________________________

                                              Stonewall J. Fischer, III
                                              Notary Public, State of Texas

                                 CERTIFICATE OF
                           RESOLUTIONS AND INCUMBENCY


         I, John P. Herbots, Secretary of LANCER CORPORATION, A
TEXAS CORPORATION (the "Corporation"), hereby certify that:

         1. The following resolutions were duly and unanimously adopted on the 29th day of December, 1995, by the unanimous written consent of all of the members of the Board of Directors of the Corporation, and none of such resolutions have been amended, modified, or repealed in any respect, and all of such resolutions are in full force and effect on the date hereof:

                 RESOLVED, that the Corporation borrow from from FIRST INTERSTATE BANK OF TEXAS, N.A. (the "Lender") the sum of
         $5,000,000.00, secured by a Security Agreement executed by the Corporation, as debtor, for the benefit of the Lender, as secured party;

                 RESOLVED, that John P. Herbots, Vice President Finance be, and he is hereby, authorized, empowered, and directed to execute, acknowledge, and deliver for and on behalf and in the name of the Corporation an eighth amendment to loan agreement and loan documents and such assignments, promissory notes, deeds of trust and modifications of deeds of trust, financing statements, security agreements, guaranties and instruments, containing such terms and conditions as he may, in his sole discretion, deem necessary or desirable, his approval thereof to be conclusively presumed by his execution thereof, and that the attestation by the Secretary of the Corporation and the affixation of the seal of the Corporation shall not be necessary;

                 RESOLVED, that any and all transactions by any of the officers or representatives of the Corporation, in its name and for its account, with the Lender prior to the adoption of these resolutions be, and they are hereby, ratified and approved for all purposes;

                 RESOLVED, that the officers of the Corporation be and they hereby are authorized to take such steps, to do such other acts and things, to execute such letters, certificates, affidavits, agreements, papers and instruments as in their judgment may be necessary or appropriate or desirable in order to consummate the transactions referred to in the preceding resolutions;

                 RESOLVED, that the Board of Directors of the Corporation finds that the transactions authorized by these resolutions shall directly or indirectly benefit the Corporation; and

                 RESOLVED, that the foregoing powers and authority shall continue in full force and effect until written notice of revocation has been given the Lender and the Lender has acknowledged receipt thereof.

         IN WITNESS WHEREOF, I have duly executed this Certificate this 29th day of December, 1995.


                 (CORPORATE SEAL)
                                            /s/ JOHN P. HERBOTS
                                            _________________________________

                                               John P. Herbots, Secretary



THE STATE OF TEXAS       )
                         )
COUNTY OF BEXAR          )


         This instrument was acknowledged before me on the 29thday of December, 1995, by John P. Herbots, Secretary of LANCER CORPORATION and George
F. Schroeder, President of LANCER CORPORATION, a Texas corporation, on behalf of said corporation.


                                                STONEWALL J. FISHER, III
                                            __________________________________

                                               Notary Public, State of Texas





                                      3